UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2011

THERMON HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-168915-05	26-0249310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Thermon Drive
San Marcos, Texas 78666
 (Address of principal executive offices) (zip code)

(512) 396-5801
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Amendment to Amended and Restated Securityholder Agreement

Thermon Group Holdings, Inc., the registrant’s indirect parent entity (“Parent”), entered into an amendment (the “Amendment”) with CHS Private Equity V LP, CHS Associates V (together with CHS Private Equity V LP, “CHS”), Thompson Street Capital Partners II, L.P. (“TSCP”), Crown Investment Series LLC—Series 4 (“Crown”) and Star Investment Series LLC—Series 1 (“Star,” and together with CHS, TSCP and Crown, the “Sponsors”) to the Amended and Restated Securityholder Agreement, dated as of April 30, 2010, among Parent, the Sponsors and other existing stockholders of Parent that will become effective at, and is contingent upon, the consummation of Parent’s previously announced initial public offering of common stock (the “IPO”).  Pursuant to the Amendment, upon consummation of the IPO, provisions relating to tag-along rights, preemptive rights and rights of first refusal in favor of the Sponsors will terminate, and certain amendments to the restrictions on transfer of Parent’s securities in the open market by current and former employee stockholders will take effect.  In addition, the Amendment provides that each of the existing stockholders of Parent party thereto will vote their respective shares of Parent common stock to cause Parent’s board of directors to include: (i) for so long as CHS owns, in the aggregate, capital stock representing 5% or more of the outstanding shares of Parent common stock, one director designated by CHS, and (ii) until the earlier of the first anniversary of the listing date of Parent’s common stock with the New York Stock Exchange and the date on which TSCP owns, in the aggregate, capital stock representing less than 5% of the outstanding shares of Parent’s common stock, one director designated by TSCP. In addition, the Amendment provides that CHS may, for so long as it owns, in the aggregate, capital stock representing 5% or more of the outstanding shares of Parent common stock, designate a non-voting observer reasonably acceptable to Parent to attend any meetings of Parent’s board of directors.  The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

The Sponsors, in the aggregate, currently own 100% of the voting common stock of Parent (and over 85% of the total outstanding common stock of Parent), and four current members of the boards of directors of the registrant and Parent have been designated by, and are affiliated with, CHS (Daniel J. Hennessy (Chairman), Brian P. Simmons and Marcus J. George) and TSCP (James A. Cooper).

Amendment to Credit Agreement

On April 12, 2011, the registrant’s wholly-owned subsidiaries Thermon Industries, Inc. (the “Note Issuer”) and Thermon Canada Inc. (together with the Note Issuer, the “Borrower Subsidiaries”) entered into a Consent and Second Amendment (the “Second Amendment”) to the Credit Agreement, dated as of April 30, 2010, as amended on November 30, 2010, among the Borrower Subsidiaries, General Electric Capital Corporation, as US agent and a lender, GE Canada Holding Financing Company, as Canadian agent and a lender, and the other credit parties and lenders identified therein.  The Second Amendment includes a limited consent of the lenders to the IPO, the payment of the management services termination fee described below under Item 1.02 and use of net proceeds from the IPO to repay a portion of the Note Issuer’s outstanding senior secured notes, as described below under Item 8.01.  In addition, among other changes, the Second Amendment effects certain amendments to the change of control default provision in light of the IPO and modifies the financial statement reporting and incurrence of foreign subsidiary indebtedness covenants in ways that provide the Borrower Subsidiaries with additional flexibility.  The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by the full text of the Second Amendment, which is filed herewith as Exhibit 10.2 and incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement

The Note Issuer and the Sponsors entered into a termination agreement (the “Termination Agreement”) relating to the Management Services Agreement, dated as of April 30, 2010, among the Note Issuer and the Sponsors, which terminates, effective at, and contingent upon, the consummation of the IPO, the Management Services Agreement and the obligation to pay any management fees thereunder.  Pursuant to the Termination Agreement, the Note Issuer will pay a one-time cash termination fee in the aggregate amount of $7,356,757 (of which $5,032,570 will be paid to CHS, $1,159,936 will be paid to TSCP, $1,107,906 will be paid to Crown and $56,345 will be paid to Star). The foregoing summary of the Termination Agreement does not purport to be complete and is qualified in its entirety by the full text of the Termination Agreement, which is filed herewith as Exhibit 10.3 and incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Three members of the boards of directors of the registrant and Parent, Daniel J. Hennessy (Chairman), Brian P. Simmons and George P. Alexander, have given notice of their intent to resign from both boards, effective at, and contingent upon, the consummation of the IPO.  The resignations of Messrs. Hennessy, Simmons and Alexander were not caused by any disagreement with Parent or the registrant.

Item 8.01.	Other Events

In a filing with the Securities and Exchange Commission on April 13, 2011, Parent disclosed its intent, assuming an IPO price to the public of $13.00 per share, to use $21.6 million of net proceeds from the IPO to prepay $21.0 million of the $189.0 million principal amount of the Note Issuer’s outstanding 9.500% Senior Secured Notes due 2017, CUSIP No. 88362R AC1 (the “Notes”) that will be outstanding upon the consummation of the IPO at a redemption price of 103% of the principal amount redeemed, plus accrued and unpaid interest thereon.  Any redemption of the Notes from the net proceeds from the IPO will be made in accordance with the terms of the Indenture governing the Notes and pursuant to the terms and conditions of a written notice that will be distributed to registered holders of the Notes.  No assurance can be made that the IPO, or any redemption of the Notes from the IPO net proceeds, will be consummated, or that the final terms of the IPO will be acceptable to Parent or the final price per share to the public high enough to enable Parent to fund a redemption of the Notes.

Item 9.01.	Financial Statements and Exhibits

Number	Description
10.1
Amendment No. 1 to Amended and Restated Securityholder Agreement, dated as of April 1, 2011, among Thermon Group Holdings, Inc., CHS Private Equity V LP, CHS Associates V, Thompson Street Capital Partners II, L.P., Crown Investment Series LLC—Series 4 and Star Investment Series LLC—Series 1, to become effective concurrent with the consummation of the initial public offering of common stock of Thermon Group Holdings, Inc.

10.2
Second Amendment to Credit Agreement, dated as of April 12, 2011, among Thermon Industries, Inc., Thermon Canada Inc., the other parties thereto that are designated as a ‘‘credit party’’ therein, General Electric Capital Corporation, as US agent and a lender, GE Canada Holding Financing Company, as Canadian agent and a lender, and the other lenders party thereto (incorporated by reference to Exhibit 10.3 to Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-172007) of Thermon Group Holdings, Inc. filed April 13, 2011)

10.3
Termination Agreement, dated as of April 1, 2011, among Thermon Industries, Inc., CHS Private Equity V LP, Thompson Street Capital Partners II, L.P., Crown Investment Series LLC—Series 4 and Star Investment Series LLC—Series 1 relating to Management Services Agreement dated April 30, 2010, to become effective concurrent with the consummation of the initial public offering of common stock of Thermon Group Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly cased this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2011	THERMON HOLDING CORP.
	By:	/s/ Jay Peterson
Chief Financial Officer

Exhibit Index

Number	Description
10.1
Amendment No. 1 to Amended and Restated Securityholder Agreement, dated as of April 1, 2011, among Thermon Group Holdings, Inc., CHS Private Equity V LP, CHS Associates V, Thompson Street Capital Partners II, L.P., Crown Investment Series LLC—Series 4 and Star Investment Series LLC—Series 1, to become effective concurrent with the consummation of the initial public offering of common stock of Thermon Group Holdings, Inc.

10.2
Second Amendment to Credit Agreement, dated as of April 12, 2011, among Thermon Industries, Inc., Thermon Canada Inc., the other parties thereto that are designated as a ‘‘credit party’’ therein, General Electric Capital Corporation, as US agent and a lender, GE Canada Holding Financing Company, as Canadian agent and a lender, and the other lenders party thereto (incorporated by reference to Exhibit 10.3 to Amendment No. 3 to the Registration Statement on Form S-1 (File No. 333-172007) of Thermon Group Holdings, Inc. filed April 13, 2011)

10.3
Termination Agreement, dated as of April 1, 2011, among Thermon Industries, Inc., CHS Private Equity V LP, Thompson Street Capital Partners II, L.P., Crown Investment Series LLC—Series 4 and Star Investment Series LLC—Series 1 relating to Management Services Agreement dated April 30, 2010, to become effective concurrent with the consummation of the initial public offering of common stock of Thermon Group Holdings, Inc.